WASHINGTON NATIONAL INSURANCE COMPANY

Annual Report
to Contract Owners

December 31, 2009

Washington National Variable Annuity Fund B

ANNUAL REPORT TO CONTRACT OWNERS
Table of Contents

December 31, 2009

WASHINGTON NATIONAL VARIABLE ANNUITY FUND B
Statement of Assets and Liabilities

December 31, 2009

			VALUE

Assets:
Investments in portfolio shares at net asset value (Note 2) Fundamental Investors, Class A, 12,983 shares, (cost $88,584)			$424,960
Due to Washington National Insurance Company			(1,098)

Net assets			$423,862

	UNITS	UNIT VALUE	TOTAL VALUE OF UNITS

Net assets attributable to:
Contract owners’ deferred annuity reserves:
Fundamental Investors	10,740.4	39.464266	$423,862

Net assets attributable to contract owners’ deferred annuity reserves			423,862

Net assets			$423,862

Statement of Operations

For the Year Ended December 31, 2009

2009

Investment income (loss):
Income and dividends from investments in portfolio shares	$7,393
Expenses:
Mortality and expense risk fees	13,490

Net investment loss	(6,097)

Net realized gain on investments in portfolio shares:
Net realized gain on sales of investments in portfolio shares	59,017

Net realized gain on investments in portfolio shares	59,017

Net change in unrealized appreciation of investments in portfolio shares	55,582

Net increase in net assets from operations	$108,502

The accompanying notes are an integral part of these financial statements.

WASHINGTON NATIONAL VARIABLE ANNUITY FUND B
Statements of Changes in Net Assets

For the Years Ended December 31, 2009 and 2008

	2009	2008

Changes from operations:
Net investment income (loss)	$(6,097)	$1,097
Net realized gain on investments in portfolio shares	59,017	2,344
Net change in unrealized appreciation (depreciation) of investments in portfolio shares	55,582	(288,967)

Net increase (decrease) in net assets from operations	108,502	(285,526)

Changes from contract owners’ transactions:
Contract redemptions	(101,088)	(6,575)

Net decrease in net assets from contract owners’ transactions	(101,088)	(6,575)

Net increase (decrease) in net assets	7,414	(292,101)

Net assets, beginning of year	416,448	708,549

Net assets, end of year	$423,862	$416,448

Unit Progression

For the Years Ended December 31, 2009 and 2008

	2009	2008

Number of units, beginning of year	13,930.7	13,987.4
Units Redeemed	(3,190.3)	(56.7)

Number of units, end of year	10,740.4	13,930.7

The accompanying notes are an integral part of these financial statements.

WASHINGTON NATIONAL VARIABLE ANNUITY FUND B
Notes to Financial Statements

December 31, 2009

(1) General

     The Washington National Variable Annuity Fund B (the “Fund”) is a segregated investment account for individual variable annuity contracts, which are registered under the Securities Act of 1933. The Fund is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Fund invests solely in shares of Fundamental Investors, Inc. Class A, a diversified open-end management investment company. The Fund’s investment objective is to achieve long-term growth of capital and income.

     The operations of the Fund are included in the operations of Washington National Insurance Company (the “Company”) pursuant to the provisions of the Illinois Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation (“Conseco”). Conseco is a publicly held specialized financial services holding company listed on the New York Stock Exchange.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

(2) Summary of Significant Accounting Policies
INVESTMENT VALUATION, TRANSACTIONS, AND INCOME

     Investments in portfolio shares are valued using the net asset value of Fundamental Investors, Inc. Class A, at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed). Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on ex-dividend date. The cost of investments in portfolio shares sold is determined on a last-in first-out basis.

     Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the Fund as of the beginning of the valuation date.

FEDERAL INCOME TAXES

     No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Fund are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and net realized gains (losses) are retained in the Fund and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES

     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

     Net assets allocated to contract owners’ annuity payment reserves are computed according to the Progressive Annuity Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. For the year ended December 31, 2009, there were no annuity payment reserves.

(3) Purchases and Sales of Investments in Portfolio Shares

     The aggregate cost of purchases of investments in portfolio shares was $7,393 for the year ended December 31, 2009. The aggregate proceeds from sales of investments in portfolio shares was $114,422 for the year ended December 31, 2009.

(4) Deductions and Expenses

     Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.

     The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

The expense risk assumed by the Company is the risk that the deductions for contract administrative charges may prove insufficient to cover the actual expenses.

     The Company deducts daily from the Fund a fee, which is equal on an annual basis to 1.022 percent of the daily value of the total investments of the Fund, for assuming the mortality and expense risks. These fees were $13,490 for the year ended December 31, 2009. Mortality and expense charges are net of transaction adjustments retained by the Company of $5,228 for the year ended December 31, 2009.

     The Company deducts a sales and administrative charge from each purchase payment in the amount of 6.00 percent of such purchase payment plus $0.50 for administrative expenses, but the total combined deduction may not exceed 9.00 percent. There were no such charges for the year ended December 31, 2009 and 2008.

WASHINGTON NATIONAL VARIABLE ANNUITY FUND B
Notes to Financial Statements—Continued

December 31, 2009

(5) Financial Highlights

     The total return is defined as the percentage change of unit values from the beginning of the period to the end of the period. The investment income ratio is the ratio of income (including dividends from investments in portfolio shares, but excluding capital gain distributions from investments in portfolio shares) to the average daily net assets.

		Net Assets		Total Return (1)	Investment Income Ratio (2)	Expense Ratio (3)

	Units	Unit Value	(000s)

Fundamental Investors, Class A
December 31, 2009	10,740	$39.46	$424	32.01%	.56%	1.022%
December 31, 2008	13,931	$29.89	$416	-40.32%	1.15%	1.022%
December 31, 2007	13,987	$50.09	$701	12.42%	1.24%	1.022%
December 31, 2006	14,783	$44.56	$659	18.03%	1.36%	1.022%
December 31, 2005	17,570	$37.75	$663	10.55%	1.76%	1.022%

(1)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

(2)

These amounts represent the dividends, excluding distributions of long-term and short-term capital gains, received by the Fund from the underlying fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying fund in which the Fund invests.

(3)

These amounts represent the annualized contract expenses of the variable account, consisting solely of mortality and expense charges that result in a direct reduction to unit values, for each period indicated. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(6) Fair Value Measurements

     On January 1, 2008, the Fund adopted authoritative guidance that defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. As defined in the guidance, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date and, therefore, represents an exit price, not an entry price. There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

• Level 1-

includes assets valued using inputs that are quoted prices in active markets for identical assets. Level 1 securities include highly liquid U.S. Treasury securities, certain common stocks, mutual funds, and cash and cash equivalents.

• Level 2-

includes assets valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data.

• Level 3-	includes assets valued using unobservable inputs that are used in model-based valuations that contain management assumptions.

     At each reporting date, the Fund classifies assets into three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset reported at fair value. The Fund’s assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset requires judgment. Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective underlying fund manager. The Fund includes these prices in the amounts disclosed in Level 1 of the hierarchy.

The following table presents the Fund’s assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy.

	FAIR VALUE MEASUREMENTS USING

	TOTAL AS OF 12/31/2009	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

ASSETS:
Mutual Fund	$424,960	$424,960	$—	$—

     In February 2007, the FASB issued authoritative guidance which allows entities to choose to measure many financial instruments and certain other items, including insurance contracts, at fair value (on an instrument-by-instrument basis) that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The Fund adopted the guidance on January 1, 2008. The Fund did not elect any additional fair value options for any of the Fund’s financial assets or liabilities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Washington National Insurance Company and Contract Owners of Washington National Variable Annuity Fund B

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington National Variable Annuity Fund B (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 2009 by correspondence with the underlying investment fund’s transfer agent, provide a reasonable basis for our opinion.

Indianapolis, Indiana
February 26, 2010

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Washington National Variable Annuity Fund B
SPONSOR
Washington National Insurance Company – Carmel, Indiana.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP – Indianapolis, Indiana.

Washington National Insurance Company is an indirect wholly owned subsidiary of Conseco, Inc., a financial services organization headquartered in Carmel, Indiana. Conseco, Inc., through its subsidiary companies, is one of middle America’s leading sources for insurance, investment and lending products, helping 13 million customers step up to a better, more secure future.

WASHINGTON NATIONAL INSURANCE COMPANY
11825 North Pennsylvania Street Carmel, Indiana 46032

© 2009 Washington National Insurance Company

www.conseco.com